Subsequent Event - Rowland Coffee Acquisition	12 Months Ended
Apr. 30, 2011
Subsequent Event - Rowland Coffee Acquisition [Abstract]
Subsequent Event - Rowland Coffee Acquisition
Note B: Subsequent Event — Rowland Coffee Acquisition
On May 16, 2011, the Company completed an acquisition of the coffee brands and business operations of Rowland Coffee Roasters, Inc. (“Rowland Coffee”), a privately-held company headquartered in Miami, Florida, for $360.0 million. The Company utilized cash on hand and borrowed $180.0 million under its revolving credit facility.
Rowland Coffee is a leading producer of espresso coffee in the U.S., generating total net sales in excess of $110.0 million in calendar 2010. The acquisition strengthens and broadens the Company’s leadership in the U.S. retail coffee category by adding the leading Hispanic brands, Café Bustelo and Café Pilon, to the Smucker family of brands.
The purchase price allocation is in the preliminary stages of the valuation process. The purchase price will be allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. The Company will determine the estimated fair values based on independent appraisals, discounted cash flow analyses, quoted market prices, and estimates made by management. To the extent the purchase price exceeds the estimated fair value of the net identifiable tangible and intangible assets acquired, such excess will be allocated to goodwill.